UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2008

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11152	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Nokia Litigation Update.

On September 25, 2008, the Administrative Law Judge (the "ALJ") overseeing the U.S. International Trade Commission (the "USITC") proceeding between InterDigital, Inc.’s wholly-owned subsidiaries InterDigital Technology Corporation and InterDigital Communications, LLC (collectively, "InterDigital") and Nokia Corporation and Nokia, Inc. (collectively, "Nokia"), in which InterDigital alleges that Nokia engaged in an unfair trade practice by making for importation into the United States, importing, and selling after importation into the United States certain 3G mobile handsets and components that infringe four of InterDigital’s patents, lifted the stay that was imposed on the proceeding on April 14, 2008. The ALJ also ordered InterDigital to consult with Nokia and the Office of Unfair Import Investigations staff and to submit, no later than October 3, 2008, a proposed procedural schedule, including a proposed new Target Date for the USITC’s Final Determination.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

September 26, 2008	By:	/s/ Steven W. Sprecher

Name: Steven W. Sprecher
Title: General Counsel and Government Affairs Officer